DREYFUS 100% U.S. TREASURY SHORT TERM FUND
                DREYFUS 100% U.S. TREASURY INTERMEDIATE TERM FUND
                    DREYFUS 100% U.S. TREASURY LONG TERM FUND

               ----------------------------------------------------
                    NOTICE OF SPECIAL MEETINGS OF STOCKHOLDERS
               ----------------------------------------------------

To the Stockholders:

         A Special Meeting of Stockholders of each of Dreyfus 100% U.S. Treasury Short Term Fund, Dreyfus 100% U.S. Treasury Intermediate Term Fund and Dreyfus 100% U.S. Treasury Long Term Fund (each, a "Fund" and, collectively, the "Funds") will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, Room 7G, New York, New York, on Wednesday, April 15, 1998 at 3:00 p.m., for the following purposes:

         1. To approve changes to certain of each Fund's investment restrictions.

         2. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

     Stockholders of record at the close of business on February 19, 1998 will be entitled to receive notice of and to vote at their Fund's meeting.

                              By Order of the Board


                                                Marie E. Connolly
                                                President
New York, New York
February 20, 1998


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                     WE NEED YOUR PROXY VOTE IMMEDIATELY

    A STOCKHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF STOCKHOLDERS OF EACH FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE YOUR FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD(S) IMMEDIATELY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.
----------------------------------------------------------------------------

                  DREYFUS 100% U.S. TREASURY SHORT TERM FUND
               DREYFUS 100% U.S. TREASURY INTERMEDIATE TERM FUND
                  DREYFUS 100% U.S. TREASURY LONG TERM FUND

                         COMBINED PROXY STATEMENT
              -------------------------------------------------
                     SPECIAL MEETINGS OF STOCKHOLDERS
                 TO BE HELD ON WEDNESDAY, APRIL 15, 1998

         This proxy statement is furnished in connection with a solicitation of proxies by the Board of each of Dreyfus 100% U.S. Treasury Short Term Fund, Dreyfus 100% U.S. Treasury Intermediate Term Fund and Dreyfus 100% U.S. Treasury Long Term Fund (each, a "Fund" and, collectively, the "Funds") to be used at the Special Meeting of Stockholders (the "Meeting") of each Fund to be held on Wednesday, April 15, 1998 at 3:00 p.m., at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, for the purposes set forth in the accompanying Notice of Special Meetings of Stockholders. Stockholders of record at the close of business on February 19, 1998 are entitled to receive notice of and to vote at the Meeting. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Stockholders can vote only on matters affecting the Fund(s) of which they are stockholders. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy or by letter or telegram directed to the relevant Fund, which must indicate the stockholder's name and account number. To be effective, such revocation must be received before the Meeting. In addition, any stockholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of January 30, 1998, the Funds had the following number of shares of common stock issued and outstanding:
                                                              NUMBER OF SHARES
FUND                                                            OUTSTANDING
---                                                         ------------------
Dreyfus 100% U.S. Treasury Short Term Fund                       12,992,121
Dreyfus 100% U.S. Treasury Intermediate Term Fund                14,881,177
Dreyfus 100% U.S. Treasury Long Term Fund                         8,837,458

     It is estimated that proxy materials will be mailed to stockholders of record on or about February 23, 1998. The principal executive offices of each Fund are located at 200 Park Avenue, New York, New York 10166. COPIES OF EACH FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR BY CALLING TOLL FREE 1-800-645-6561.

     Stockholders of each Fund will vote as a single class and will vote separately on each proposal on which stockholders of that Fund are entitled to vote. If a proposal is approved by stockholders of one Fund and disapproved by stockholders of any other Fund, the proposal will be implemented only for the Fund that approved the proposal. Therefore, it is essential that stockholders who own shares in more than one Fund complete, date, sign and return EACH proxy card they receive.

              PROPOSAL TO CHANGE CERTAIN OF EACH FUND'S
                     INVESTMENT RESTRICTIONS
INTRODUCTION

     Each Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. Each Fund currently seeks to achieve its investment objective by investing only in U.S. Treasury securities the interest from which would not subject stockholders to state or local income tax.

     This Proposal does not involve any change to a Fund's investment objective. Management believes, however, that each Fund's assets may be invested more effectively if the Fund were permitted to invest a portion of its assets in other securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, enter into repurchase agreements, engage in options and futures transactions and lend portfolio securities, as described below. Dividends paid by a Fund attributable to income or gain derived from certain of these securities transactions may be subject to Federal income tax and to state and local taxes in certain states. The Funds' principal competitors have the power to enter into some or all of such transactions.

     Management believes that in a rapidly changing market it is important for the Funds to have the flexibility to purchase U.S. Government or agency securities other than U.S. Treasury securities and engage in these transactions because while under certain market conditions U.S. Treasury securities may be deemed most appropriate for purchase by the Fund, under other market conditions such other types of instruments and investment techniques may be deemed preferable. By expanding the universe of securities the Fund may purchase and the investment techniques in which a Fund may engage as noted above, the Fund's management will be given the opportunity to adjust the Fund's portfolio from time to time in such manner as it then deems appropriate. These securities and investment techniques are described below and in the Appendix to this proxy statement.

     This Proposal involves changing each Fund's management policies and certain investment restrictions which are fundamental policies that cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding shares. In addition, management believes it is appropriate to change the investment restriction prohibiting short selling from a fundamental policy to a non-fundamental policy, as described below, which may be changed by vote of the Fund's Board members at any time. None of the Funds has any current intention to sell securities short.

     The 1940 Act requires that a relatively limited number of investment policies and restrictions be designated as fundamental policies which may not be changed without stockholder approval. These policies relate to (a) the classification and subclassification under the 1940 Act within which the Fund may operate, (b) borrowing money, (c) issuing senior securities, (d) engaging in the business of underwriting securities issued by other persons,
(e) concentrating investments in a particular industry or group of industries,
(f) purchasing and selling real estate or commodities, (g) making loans to other persons, and (h) changing the nature of the business so as to cease to be an investment company. When each Fund was formed, its Board designated a number of other policies as fundamental, in large part in response to certain regulatory requirements or business or industry conditions that no longer exist, and adopted certain restrictions which now are believed to be unduly restrictive.

     To enable each Fund to purchase other securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and engage in such transactions, the Fund's Board, at a meeting held on January 12, 1998, unanimously approved changes in the Fund's investment restrictions and directed that this Proposal be submitted to stockholders for their approval. In addition, Dreyfus 100% U.S. Treasury Intermediate Term Fund's Board approved an increase in the Fund's maximum dollar-weighted average portfolio maturity from 7 years to 10 years; stockholder approval is not required for such change. Stockholder approval also is not required to permit the Funds to purchase other securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and each Fund intends to invest a portion of its assets in such securities whether or not the Proposal is approved by stockholders. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. Pursuant to the requirements of the 1940 Act, these changes also require deleting the term "100%" from each Fund's name.

CHANGES TO MANAGEMENT POLICIES

     If this Proposal is approved, each Fund will invest at least 65% of its net assets in U.S. Treasury securities. Each Fund reserves the right to increase such percentage without stockholder approval to the extent required by rule or regulation of the Securities and Exchange Commission. In addition to purchasing other securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities, each Fund also would be permitted to enter into repurchase agreements, engage in options and futures transactions and lend portfolio securities, as described below. Stockholder approval for such changes to the Fund's management policies will be sought by a separate vote as set forth in the proxy card accompanying this proxy statement. FOR A MORE DETAILED DISCUSSION OF REPURCHASE AGREEMENTS, OPTIONS AND FUTURES TRANSACTIONS AND LENDING PORTFOLIO SECURITIES, AND THEIR RELATED RISKS, SEE THE APPENDIX TO THIS PROXY STATEMENT.

     * REPURCHASE AGREEMENTS. Each Fund would be permitted to enter into repurchase agreements. In a repurchase agreement, a Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The staff of the Securities and Exchange Commission considers repurchase agreements to be loans by the Fund. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund would be permitted to enter into repurchase agreements with certain banks or non-bank dealers.

     * OPTIONS AND FUTURES TRANSACTIONS. Each Fund would be permitted to purchase and write (i.e., sell) call or put options. Each such Fund also would be permitted to enter into futures contracts and options on futures contracts. The principal reason for writing options is to realize income in the form of premiums. A Fund would purchase options and enter into futures transactions principally for hedging purposes, including to establish a temporary substitute for purchasing or selling particular securities, to manage the effective maturity or duration of the Fund and to maintain liquidity while simulating full investment by the Fund.

     * LENDING PORTFOLIO SECURITIES. To increase its income, each Fund would be permitted to lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.

CORRESPONDING CHANGES IN INVESTMENT RESTRICTIONS

     If this Proposal is approved by stockholders, each Fund's current Investment Restrictions will be revised to the extent necessary to reflect the Fund's proposed management policies described in this proxy statement, and generally to clarify the extent to which the Fund may invest in certain types of securities or engage in various investment techniques. For example, with respect to each Fund, Investment Restrictions numbered 1, 4, 5, 9 (to be renumbered 6) and 10 (to be renumbered 7) would be revised to permit the Fund to engage in options and futures transactions. Investment Restriction number 3 would be revised to permit each Fund to enter into repurchase agreements and lend portfolio securities. In addition, each Fund's Board intends to delete current Investment Restriction number 6, which is a non-fundamental policy that prohibits the Fund from purchasing securities other than those believed at the time of purchase to provide the holders thereof with interest income exempt from state and local income taxes.

     Other proposed changes include designating the prohibition on short sales set forth in Investment Restriction number 1, as a non-fundamental policy, and revising Investment Restriction number 2 to provide an exception to the extent the Fund may be deemed an underwriter by virtue of disposing of portfolio securities. Without the revision to Investment Restriction number 2, the Fund could be unnecessarily restricted in its ability to dispose of certain portfolio securities. In addition, Investment Restriction number 5 would be revised to clarify that the Fund may invest in securities secured by real estate or issued by companies that invest or deal in real estate or acquire real estate as a result of such investment.

         If approved by stockholders, each Fund's Investment Restrictions would read as follows (new language is underscored and language to be deleted is in brackets):

         The Fund may not:

     1. [Sell securities short or] Purchase securities on margin, BUT THE FUND MAY MAKE MARGIN DEPOSITS IN CONNECTION WITH TRANSACTIONS IN OPTIONS, FORWARD CONTRACTS, FUTURES CONTRACTS, INCLUDING THOSE RELATED TO INDEXES, AND OPTIONS ON FUTURES CONTRACTS OR INDEXES [or write or purchase put or call options or combinations thereof].

     2. Underwrite the securities of other issuers, EXCEPT TO THE EXTENT THE FUND MAY BE DEEMED AN UNDERWRITER UNDER THE SECURITIES ACT OF 1933, AS AMENDED, BY VIRTUE OF DISPOSING OF PORTFOLIO SECURITIES, or purchase securities subject to restrictions on disposition under the Securities Act of 1933, AS AMENDED (so-called "restricted securities").

     3. Make loans to others, except through the purchase of debt obligations referred to in the Prospectus OR THE ENTRY INTO REPURCHASE AGREEMENTS. HOWEVER, THE FUND MAY LEND ITS PORTFOLIO SECURITIES TO THE EXTENT PERMITTED UNDER THE 1940 ACT (WHICH CURRENTLY PERMITS LENDING PORTFOLIO SECURITIES IN AN AMOUNT NOT TO EXCEED 33-1/3% OF THE VALUE OF THE FUND'S TOTAL ASSETS). ANY LOANS OF PORTFOLIO SECURITIES WILL BE MADE ACCORDING TO GUIDELINES ESTABLISHED BY THE SECURITIES AND EXCHANGE COMMISSION AND THE FUND'S BOARD.

     4. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent THAT THE ACTIVITIES PERMITTED IN INVESTMENT RESTRICTION NOS. 5, 9 AND 10 MAY BE DEEMED TO GIVE RISE TO A SENIOR SECURITY [permitted under the 1940 Act].

     5. Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests, PROVIDED THAT THE FUND MAY PURCHASE AND SELL SECURITIES THAT ARE SECURED BY REAL ESTATE OR ISSUED BY COMPANIES THAT INVEST OR DEAL IN REAL ESTATE OR ACQUIRE REAL ESTATE AS A RESULT OF OWNERSHIP OF SUCH SECURITIES OR INSTRUMENTS, AND PROVIDED FURTHER THAT THE FUND MAY PURCHASE AND SELL OPTIONS, FORWARD CONTRACTS, FUTURES CONTRACTS, INCLUDING THOSE RELATING TO INDEXES, AND OPTIONS ON FUTURES CONTRACTS OR INDEXES.

     [6.Purchase securities other than those believed at the time of purchase to provide the holder thereof with interest income exempt from state and local income taxes.]

     6[9]. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's assets). FOR PURPOSES OF THIS INVESTMENT RESTRICTION, THE ENTRY INTO OPTIONS, FORWARD CONTRACTS, FUTURES CONTRACTS, INCLUDING THOSE RELATING TO INDEXES, AND OPTIONS ON FUTURES CONTRACTS OR INDEXES SHALL NOT CONSTITUTE BORROWING.

     7[10]. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings AND TO THE EXTENT RELATED TO THE DEPOSIT OF ASSETS IN ESCROW IN CONNECTION WITH THE PURCHASE OF SECURITIES ON A WHEN-ISSUED OR DELAYED-DELIVERY BASIS AND COLLATERAL AND INITIAL OR VARIATION MARGIN ARRANGEMENTS WITH RESPECT TO OPTIONS, FORWARD CONTRACTS, FUTURES CONTRACTS, INCLUDING THOSE RELATED TO INDEXES, AND OPTIONS ON FUTURES CONTRACTS OR INDEXES.

     8.  SELL SECURITIES SHORT.

     Investment Restrictions numbered 1 through 6 would be fundamental policies of the Fund which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment Restrictions numbered 7 and 8 would not be fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. Current Investment Restriction number 7, which prohibits the Funds from investing in securites of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets, would be numbered as Investment Restriction No. 9 and would remain a non-fundamental policy.

VOTE REQUIRED AND BOARD MEMBERS' RECOMMENDATION

     As to each Fund, approval of these proposals requires the affirmative vote of (a) 67% of the Fund's voting securities present at the Meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (b) more than 50% of the Fund's outstanding voting securities, whichever is less.

EACH FUND'S BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE CHANGES TO CERTAIN OF THE FUND'S FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS.

                             ADDITIONAL INFORMATION

     The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, serves as each Fund's investment adviser.

     Premier Mutual Fund Services, Inc., with principal offices at 60 State Street, Boston, Massachusetts 02109, serves as each Fund's distributor.

     Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is each Fund's transfer and dividend disbursing agent.

     Mellon Bank, N.A., The Dreyfus Corporation's parent, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, acts as custodian of each Fund's investments.

                               VOTING INFORMATION

     Each Fund will bear its pro rata share of the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally, by telephone or by telegraph, and each Fund may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. Each Fund may retain an outside firm to assist in the solicitation of proxies primarily by contacting stockholders by telephone and telegram, which would cost each Fund approximately $15,000. Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the stockholder's identity. In all cases where a telephonic proxy is solicited, the stockholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the stockholder has received the Fund's proxy statement and proxy card in the mail. Within 72 hours of receiving a stockholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder's instructions and to provide a telephone number to call immediately if the stockholder's instructions are not correctly reflected in the confirmation. Any stockholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the meeting and voting in person.

     If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have a discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposal.

     If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for the proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to stockholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposals in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposals against any adjournment. As to each Fund, a quorum is constituted by the presence in person or by proxy of the holders of at least 30% of the Fund's outstanding shares entitled to vote at the Meeting.

     As of January 12, 1998, the following stockholders were known by the indicated Fund to own of record and beneficially 5% or more of the Fund's outstanding voting securities: George R. Hecht, 22 Turtle Rock Court, Tiburon, CA 94920-1300 - 10.27%; and State Street Bank and Trust Company, Trustee for Health Partners 401(k) Plan, P.O. Box 1992, Boston, MA 02105-1992 - 8.06%.

     As of January 12, 1998, each Fund's Board members and officers, as a group, beneficially owned less than 1% of the Fund's outstanding shares.

                                 OTHER MATTERS

     Each Fund's Board is not aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

     NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the Fund, in care of Dreyfus Transfer, Inc., Attention:
Dreyfus 100% U.S. Treasury Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETINGS IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN EACH PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.




Dated: February 20, 1998

APPENDIX

     If each component of Proposal 1 is approved, each Fund would be permitted to enter into repurchase agreements, engage in options and futures transactions and lend its portfolio securities as described below. The following information supplements the information contained in the proxy statement describing the Proposal under the caption "Changes to Management Policies."

     REPURCHASE AGREEMENTS. The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by a Fund under a repurchase agreement. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price.

     OPTIONS AND FUTURES TRANSACTIONS. Options and futures are forms of derivatives ("Derivatives") which are entered into for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk or change the character of the risk, of its portfolio by making investments in specific securities.

     Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.

     If a Fund invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its Derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

     Although the Fund will not be a commodity pool, certain options and futures transactions subject the Fund to the rules of the Commodity Futures Trading Commission ("CFTC") which limit the extent to which the Fund can enter into such transactions. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

     Each Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts. When required by the Securities and Exchange Commission, the Fund will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, The Dreyfus Corporation will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

     When required by the Securities and Exchange Commission, the Fund will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in these Derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.

FUTURES CONTRACTS-Each Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price. Engaging in futures transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

     Successful use of futures by the Fund also is subject to The Dreyfus Corporation's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

     Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Fund may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

OPTIONS-Each Fund may purchase and write (i.e., sell) call or put options with respect to specific securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

     A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating cash or other securities. A put option written by the Fund is covered when, among other things, cash or liquid securities having a value equal to or greater than the exercise price of the option are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

     The Fund may purchase cash-settled options on interest rate swaps in pursuit of its investment objective. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

     Successful use by the Fund of options will be subject to The Dreyfus Corporation's ability to predict correctly movements in interest rates and prices of securities underlying options. To the extent The Dreyfus Corporation's predictions are incorrect, the Fund may incur losses.

     LENDING PORTFOLIO SECURITIES. Each Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund will continue to be entitled to payments in amounts equal to the interest, or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In connection with its securities lending transactions, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

     The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any interest or other distributions payable on the loaned securities, and any increase in market value; and (5) the Fund may pay only reasonable custodian fees in connection with the loan.

                DREYFUS 100% U.S. TREASURY SHORT TERM FUND


          The undersigned stockholder of DREYFUS 100% U.S. TREASURY SHORT TERM FUND (the "Fund") hereby appoints DOUGLAS C. CONROY and MICHAEL S. PETRUCELLI and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on February 19, 1998 at a Special Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, at 3:00 p.m. on Wednesday, April 15, 1998, and at any and all adjournments thereof, with all of the powers the undersigned possesses and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposal, as more fully described in the proxy statement for the Meeting.


          Please mark boxes in blue or black ink.

          1. To change certain of the Fund's Investment Restrictions:

          (a) To revise Investment Restriction number 3 to permit the Fund to enter into repurchase agreements:

          [  ]      FOR          [  ]      AGAINST        [  ]   ABSTAIN



          (b) To revise Investment Restrictions numbered 1, 4, 5, 9 (to be renumbered 6) and 10 (to be renumbered 7) to permit the Fund to engage in options and futures transactions:

          [  ]      FOR          [  ]      AGAINST        [  ]   ABSTAIN



          (c) To revise Investment Restriction number 3 to permit the Fund to lend portfolio securities:

          [  ]      FOR          [  ]      AGAINST        [  ]   ABSTAIN



          (d) To revise Investment Restriction number 2 to clarify that the Fund may dispose of its portfolio securities without being deemed an underwriter:

          [  ]      FOR          [  ]      AGAINST        [  ]   ABSTAIN



          (e) To revise Investment Restriction number 1 and adopt a new Investment Restriction number 8 to make the prohibition on short sales a non-fundamental policy:

          [  ]      FOR          [  ]      AGAINST        [  ]   ABSTAIN



          2. To transact such other business as may properly come before the Meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.



                              Signature(s) should be exactly as name or names appearing on this form. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.





                                                  Dated:                , 1998







                                                     -------------------------
                                                     Signature(s)




                                                     -------------------------
                                                     Signature(s)


Sign, Date and Return this Proxy Card
Promptly Using the Enclosed Envelope.

                DREYFUS 100% U.S. TREASURY INTERMEDIATE TERM FUND


          The undersigned stockholder of DREYFUS 100% U.S. TREASURY INTERMEDIATE TERM FUND (the "Fund") hereby appoints DOUGLAS C. CONROY and MICHAEL S. PETRUCELLI and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on February 19, 1998 at a Special Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, at 3:00 p.m. on Wednesday, April 15, 1998, and at any and all adjournments thereof, with all of the powers the undersigned possesses and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposal, as more fully described in the proxy statement for the Meeting.


          Please mark boxes in blue or black ink.

          1. To change certain of the Fund's Investment Restrictions:

          (a) To revise Investment Restriction number 3 to permit the Fund to enter into repurchase agreements:

          [  ]      FOR          [  ]      AGAINST        [  ]   ABSTAIN



          (b) To revise Investment Restrictions numbered 1, 4, 5, 9 (to be renumbered 6) and 10 (to be renumbered 7) to permit the Fund to engage in options and futures transactions:

          [  ]      FOR          [  ]      AGAINST        [  ]   ABSTAIN



          (c) To revise Investment Restriction number 3 to permit the Fund to lend portfolio securities:

          [  ]      FOR          [  ]      AGAINST        [  ]   ABSTAIN



          (d) To revise Investment Restriction number 2 to clarify that the Fund may dispose of its portfolio securities without being deemed an underwriter:

          [  ]      FOR          [  ]      AGAINST        [  ]   ABSTAIN



          (e) To revise Investment Restriction number 1 and adopt a new Investment Restriction number 8 to make the prohibition on short sales a non-fundamental policy:

          [  ]      FOR          [  ]      AGAINST        [  ]   ABSTAIN



          2. To transact such other business as may properly come before the Meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.



                              Signature(s) should be exactly as name or names appearing on this form. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.





                                                  Dated:                , 1998







                                                     -------------------------
                                                     Signature(s)




                                                     -------------------------
                                                     Signature(s)


Sign, Date and Return this Proxy Card
Promptly Using the Enclosed Envelope.

                    DREYFUS 100% U.S. TREASURY LONG TERM FUND


          The undersigned stockholder of DREYFUS 100% U.S. TREASURY LONG TERM FUND (the "Fund") hereby appoints DOUGLAS C. CONROY and MICHAEL S. PETRUCELLI and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on February 19, 1998 at a Special Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, at 3:00 p.m. on Wednesday, April 15, 1998, and at any and all adjournments thereof, with all of the powers the undersigned possesses and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposal, as more fully described in the proxy statement for the Meeting.


          Please mark boxes in blue or black ink.

          1. To change certain of the Fund's Investment Restrictions:

          (a) To revise Investment Restriction number 3 to permit the Fund to enter into repurchase agreements:

          [  ]      FOR          [  ]      AGAINST        [  ]   ABSTAIN



          (b) To revise Investment Restrictions numbered 1, 4, 5, 9 (to be renumbered 6) and 10 (to be renumbered 7) to permit the Fund to engage in options and futures transactions:

          [  ]      FOR          [  ]      AGAINST        [  ]   ABSTAIN



          (c) To revise Investment Restriction number 3 to permit the Fund to lend portfolio securities:

          [  ]      FOR          [  ]      AGAINST        [  ]   ABSTAIN



          (d) To revise Investment Restriction number 2 to clarify that the Fund may dispose of its portfolio securities without being deemed an underwriter:

          [  ]      FOR          [  ]      AGAINST        [  ]   ABSTAIN



          (e) To revise Investment Restriction number 1 and adopt a new Investment Restriction number 8 to make the prohibition on short sales a non-fundamental policy:

          [  ]      FOR          [  ]      AGAINST        [  ]   ABSTAIN



          2. To transact such other business as may properly come before the Meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.



                              Signature(s) should be exactly as name or names appearing on this form. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.





                                                  Dated:                , 1998







                                                     -------------------------
                                                     Signature(s)




                                                     -------------------------
                                                     Signature(s)


Sign, Date and Return this Proxy Card
Promptly Using the Enclosed Envelope.